EXHIBIT 99.2
EDUCATION REALTY TRUST, INC.

1ST QUARTER 2007
SUPPLEMENTAL ANALYST PACKAGE
TABLE OF CONTENT

Financial Highlights	1
Consolidated Balance Sheets	2
Condensed and Consolidated Statements of Operations — Three Months Ended March 31,	3
Consolidated Statements of Funds from Operations	4
Community Operating Results — Three Months Ended March 31,	5
Same Community Statistics — Three Months Ended March 31,	6
Community Statistics — Owned and Operated — Three Months Ended March 31,	7
Third-Party Development Project Summary	8
Capital Structure	9
Community Listing — Owned and Operated	10
Definitions	11

EDUCATION REALTY TRUST, INC.

FINANCIAL HIGHLIGHTS
 (Amounts in thousands, except share and per share data)

	Three months ended March 31,
	2007	2006	$ Chg	% Chg
	(unaudited)	(unaudited)
Total revenues	$31,590	$29,985	$1,605	5.4%
Operating income	7,183	5,909	1,274	21.6%
Net loss	(491)	(780)	289	37.1%
Net loss per share — basic and diluted	$(0.02)	$(0.03)

Weighted-average common shares outstanding — basic and diluted	27,173,475	26,268,389

FFO	$8,210	$8,430
FFO per weighted average share/unit (3)	$0.29	$0.30

Weighted average shares/units (3)	28,626,969	28,203,007

Capitalization Data as of: March 31, 2007
Total debt (1)	$483,819
Market equity (2)	426,954

Total enterprise value	$910,773

Debt to total enterprise value	53.1%

Notes:

(1)	Excludes debt premium of $2.2 million.

(2)	Market equity represents the aggregate market value of the Company’s common stock outstanding, restricted shares and operating partnership units, calculated at the closing price per common shares of $14.78 at March 31, 2007. Excludes the 270,000 Profits interest units outstanding.

(3)	Funds from operations per share/unit was computed using weighted average shares and units outstanding, regardless of their dilutive impact.

EDUCATION REALTY TRUST, INC.

CONSOLIDATED BALANCE SHEETS
(Amount in thousands, except share and per share data)

	March 31, 2007	December 31, 2006
	(Unaudited)
Assets
Student housing properties, net (1)	$797,216	$804,759
Corporate office furniture, net	751	752
Cash and cash equivalents	7,580	6,427
Restricted cash	8,631	9,154
Student contracts receivable, net	245	227
Receivable from affiliates	400	369
Management fee receivable from third parties	708	669
Goodwill and other intangibles, net	3,605	3,649
Other assets	12,460	9,452

Total assets	$831,596	$835,458

Liabilities and stockholders’ equity
Liabilities:
Mortgage loans, net of premium/discount	$423,721	$423,933
Long term debt	41,500	47,000
Line of credit and other short term debt	20,800	22,400
Accounts payable and accrued expenses	9,271	10,764
Deferred revenue	8,772	9,073

Total liabilities	504,064	513,170

Minority interests	19,160	19,289

Commitments and contingencies	—	—
Stockholders’ equity:
Common stock, $.01 par value, 200,000,000 shares authorized, 27,601,761 and 26,810,552 shares issued and outstanding March 31, 2007 and December 31, 2006, respectively	276	268
Preferred shares, $0.01 par value, 50,000,000 shares authorized, no shares issues and outstanding	—	—
Additional paid-in capital	336,605	330,374
Warrants	—	375
Accumulated deficit	(28,509)	(28,018)

	308,372	302,999

Total liabilities and stockholders’ equity	$831,596	$835,458

(1)	Amount is net of accumulated depreciation of $66,919 and $58,489 as of March 31, 2007 and December 31, 2006, respectively.

EDUCATION REALTY TRUST, INC.

CONDENSED AND CONSOLIDATED STATEMENTS OF OPERATIONS — THREE MONTHS ENDED MARCH 31,
(amounts in thousands, except share and per share data, unaudited)

	2007	2006	$ Change	% Change
Revenues:
Student housing leasing revenue	$23,495	$22,534	$961	4.3%
Student housing food service revenue	580	968	(388)	-40.1%
Other leasing revenue	3,434	3,434	—	0.0%
Third-party development services	1,043	555	488	87.9%
Third-party management services	882	699	183	26.2%
Operating expense reimbursements	2,156	1,795	361	20.1%

Total revenues	31,590	29,985	1,605	5.4%

Operating expenses:
Student housing leasing operations	9,651	9,289	362	3.9%
Student housing food service operations	561	859	(298)	-34.7%
General and administrative	3,490	2,980	510	17.1%
Depreciation and amortization	8,549	9,153	(604)	-6.6%
Reimbursable operating expenses	2,156	1,795	361	20.1%

Total operating expenses	24,407	24,076	331	1.4%

Operating income	7,183	5,909	1,274	21.6%

Nonoperating income and expenses:
Interest expense	7,387	6,870	517	7.5%
Amortization of deferred financing costs	280	274	6	2.2%
Interest income	(84)	(209)	(125)	-59.8%

Total nonoperating expenses	7,583	6,935	648	9.3%

Loss before equity in earnings of unconsolidated entities, income taxes, and minority interest	(400)	(1,026)	626	61.0%
Equity in earnings of unconsolidated entities	43	283	(240)	-84.8%

Loss before income taxes and minority interest	(357)	(743)	386	52.0%
Income tax benefit	(2)	(104)	(102)	-98.1%

Net loss before minority interest	(355)	(639)	284	44.4%
Minority interest	136	141	(5)	-3.5%

Net loss	$(491)	$(780)	$289	37.1%

Earnings per share information:
Loss per share — basic & diluted	$(0.02)	$(0.03)	$(0.01)	39.1%

Weighted-average common shares outstanding — Basic and diluted	27,173,475	26,268,389

EDUCATION REALTY TRUST, INC.

CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
(Amounts in thousands, except share and per share data, unaudited)

	Three months ended March 31,
	2007	2006
Net loss	$(491)	$(780)
Real estate related depreciation and amortization	8,467	9,069
Equity portion of real estate depreciation and amortization on equity investees	98	—
Minority interest expense	136	141

Funds from operations (“FFO”)	8,210	8,430

FFO per weighted average share/unit (1)	$0.29	$0.30

Weighted average shares/units (1)	28,626,969	28,203,007

Notes:

(1)	Funds from operations per share/unit was computed using weighted average shares and units outstanding, regardless of their dilutive impact.

EDUCATION REALTY TRUST, INC.

COMMUNITY OPERATING RESULTS — THREE MONTHS ENDED MARCH 31,
(Amounts in thousands, unaudited)

	2007	2006	$ Change	% Change
Revenues
Same community	$22,942	$22,534	$408	1.8%
New community	553	—	553	N/A

Total community revenue	23,495	22,534	961	4.3%
Operating expenses (1)
Same community	$9,363	$9,289	$74	0.8%
New communities	288	—	288	N/A

Total community operating expenses	9,651	9,289	362	0

Net operating income
Same community	$13,579	$13,245	$334	2.5%
New communities	265	—	265	N/A

Total community net operating income	$13,844	$13,245	$599	4.5%

(1)	Represents community-level operating expenses excluding management fees, depreciation and amortization.

EDUCATION REALTY TRUST, INC.

SAME COMMUNITY STATISTICS — THREE MONTHS ENDED MARCH 31,

	2007	2006	Difference
Occupancy
Physical	95.7%	94.6%	1.1%
Economic	96.0%	95.1%	0.9%
NarPAB	$370	$364	$6
Other income per avail. Bed	$22	$21	$1
RevPAB	$392	$385	$7
Operating expense per bed	$160	$159	$1
Operating margin	59.2%	58.8%	0.4%
Design Beds	58,503	58,503	—

EDUCATION REALTY TRUST, INC.

COMMUNITY STATISTICS — OWNED AND OPERATED — THREE MONTHS ENDED MARCH 31,

	2007	2006	Difference
Occupancy
Physical	95.2%	94.6%	0.6%
Economic	95.5%	95.1%	0.4%
NarPAB	$368	$364	$4
Other income per avail. Bed	$21	$21	$0
RevPAB	$389	$385	$4
Operating expense per bed	$160	$159	$1
Operating margin	58.9%	58.8%	0.1%
Design Beds	60,375	58,503	1,872

EDUCATION REALTY TRUST, INC.

THIRD-PARTY DEVELOPMENT PROJECT SUMMARY
(Amounts in ’000s)

	Three months ended
	March 31, 2007	March 31, 2006	Change
Third-party development services revenue	$1,043	$555	$488
Equity in earnings of development joint ventures	140	283	(143)

	$1,183	$838	$345

CURRENT AND RECENTLY COMPLETED PROJECTS

								Fees
								Earned
								Three		Fees
							Fees	Months		Paid
			Project	Total	EDR %	EDR	Earned	Ended	Remaining	Through
	Bed		Development	Project	of	Project	Prior	March 31,	Fees to	March 31,
Project	Count	Completion Date	Cost	Fees	fees	Fees	to 2007	2007(1)	Earn	2007

Slippery Rock University — Phase I, PA	1,390	Aug-06, Oct-06, Mar-07	$64,204	$2,720	100%	$2,720	$2,674	$38	$8	$2,220
California University of Pennsylvania Phase V, PA	354	August 2007	19,909	538	50%	269	144	64	61	188
Indiana University of Pennsylvania, PA	734	August 2007	43,725	1,673	100%	1,673	924	438	311	1,026
University of North Carolina-Greensboro	600	August 2007	26,000	1,162 (2)		683	458	146	79	488
University of Michigan, Ann Arbor	849	August 2008	45,000	1,200	100%	1,200	567	80	553	638
University of Alabama — Tuscaloosa	631	August 2007	31,652	1,236	100%	1,236	257	435	544	800
Slippery Rock University Phase II	746	August 2008	47,300	1,381	100%	1,381	—	20	1,361	967

	5,304		$277,790			$9,162	$5,024	$1,221	$2,917 (3)	$6,327

RECENTLY AWARDED PROJECTS

	Estimated	Estimated	Estimated Completion	Project Development	Total Project	EDR %	Total
Project	Bed Count	Start Date	Date	Cost	Fees	of Fees	EDR Fees
Indiana University of Pennsylvania Phase II	1,094	May 2007	August 2008	68,366	2,465	100%	2,465
West Chester University of Pennsylvania Phase I	1,050	March 2008	August 2009	85,223	3,277	100%	3,277
University of Alabama — Tuscaloosa Phase II	930		August 2009	62,000	2,336	100%	2,336

	3,074			$215,589	$8,078		$8,078

(1)	Represents fees earned, which will vary from income recognized by EDR due to joint venture expenses which are included in the equity in earnings of joint ventures. Development fees are recognized on the percentage completion method based on construction costs.

(2)	Total fees of $1,162 on the project include $957 of development fees and $205 of construction oversight fees. EDR participates 50% and 100% respectively in those fees

(3)	Remaining fees to earn as shown does not include $365 of fees on a previous project that rely on certain leasing levels to be met prior to payment. To date, such requirements have not been met.

EDUCATION REALTY TRUST, INC.

CAPITAL STRUCTURE
As of March 31, 2007
(dollars in thousand)

Total Debt to Enterprise Value
Total Debt (1)	$483,819	53.1%
Total Market Equity (2)	426,954	46.9%

Total Enterprise Value	$910,773	100%

Total Debt Outstanding

	Principal	Weighted Average		Average Term
	Outstanding	Interest Rate	%	to Maturity
Fixed Rate Mortgage Loans (1)	$421,519	5.77%	87.1%	2.8	years
Variable Rate	62,300	7.74%	12.9%	1.3	years

Total / Weighted Average	$483,819	6.02%	100.0%	2.6	years

Mortgage Debt Maturity

Fiscal Yr Ending				Three Months Ended
Ending				March 31, 2007
			Interest expense (3)	$7,441
2007	$29,252	7.0%
2008	26,481	6.3%	Interest coverage (4)	1.79
2009	285,049	67.6%
2010	888	0.2%	Fixed charge coverage (4)	1.53
2011	947	0.2%
Thereafter	78,902	18.7%

Total	$421,519	100.0%

Unamortized debt premium	2,202

Total, net of debt premium	423,721

(1)	Excludes unamortized debt premium of $2.2 million.

(2)	Market equity represents the aggregate market value of the Company’s common stock outstanding, restricted shares and operating partnership units, calculated at the closing price per common shares of $14.78 at March 31, 2007. Excludes the 270,000 Profits interest units outstanding.

(3)	Excludes amortization of debt premium/discount.

(4)	Coverage ratios are calculated in compliance with the terms of our existing credit facility.

EDUCATION REALTY TRUST, INC.

COMMUNITY LISTING — OWNED AND OPERATED

		Acquisition
Name	Primary University Served	Date	# of Beds
NorthPointe	University of Arizona	Jan ’05	912
The Reserve at Athens	University of Georgia	Jan ’05	612
The Reserve at Clemson	Clemson University	Jan ’05	590
Players Club	Florida State University	Jan ’05	336
The Gables	Western Kentucky University	Jan ’05	290
College Station	Augusta State University	Jan ’05	203
University Towers	North Carolina State University	Jan ’05	953
The Pointe at South Florida	University of South Florida	Jan ’05	1,002
Commons at Knoxville	University of Tennessee	Jan ’05	708
The Commons	Florida State University	Jan ’05	732
The Reserve on Perkins	Oklahoma State University	Jan ’05	732
The Reserve at Star Pass	University of Arizona	Jan ’05	1,020
The Pointe at Western	Western Michigan University	Jan ’05	876
College Station at W. Lafayette	Purdue University	Jan ’05	960
Commons on Kinnear	The Ohio State University	Jan ’05	502
The Pointe	Pennsylvania State University	Jan ’05	984
The Reserve at Columbia	University of Missouri	Jan ’05	676
The Reserve on Frankford	Texas Tech University	Jan ’05	737
The Village on Tharpe	Florida State University	Jan ’05	1,554
The Lofts	University of Central Florida	Jan ’05	730
The Reserve on West 31st	University of Kansas	Jan ’05	720
Campus Creek	University of Mississippi	Feb ’05	636
Pointe West	University of South Carolina	Mar ’05	480
	Middle Tennessee State
College Grove	University	Apr ’05	864
Campus Lodge	University of Florida	Jun ’05	1,116
The Reserve on South College	Auburn University	Jul ’05	576
Players Club	Georgia Southern University	Jun ’06	624

		Total owned and operated beds	20,125

NOTE: The above listing excludes the 13 communities leased to and managed by Place Properties, which were acquired on January 1, 2006.

EDUCATION REALTY TRUST, INC.

DEFINITIONS

Physical occupancy
Represents a weighted average of the month end occupancies for each month included in the period reported.

Economic occupancy
Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by market rent for the respective period.

Net apartment rent per available bed (NarPAB)
Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported. Does not include food service revenue.

Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Revenue per available bed (RevPAB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in in the portfolio for each month included in the period reported.

Operating expense per bed
Represents community-level operating expenses excluding management fees, depreciation and amortization.

Design beds
Represents the sum of the monthly design beds in the portfolio during the period, excluding the Place properties portfolio.

Sames store
Includes communities that have been owned for more than a year as of the beginning of the current period being reported.